Greenidge Provides Bitcoin Production Update

DRESDEN, NY, August 1, 2024 — Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the "Company"), a vertically integrated cryptocurrency datacenter and power generation company, today provided a bitcoin production update for the second quarter and July of 2024.

•April 2024: Greenidge produced approximately 120 bitcoin in April, of which 44 bitcoin were produced by Greenidge-owned miners and 76 were produced through our datacenter hosting. Greenidge’s hash rate in April was approximately 2.80 EH/s, with 1.03 EH/s from Greenidge-owned miners and 1.77 EH/s from our datacenter hosting.
•May 2024: Greenidge produced approximately 57 bitcoin in May, of which 15 bitcoin were produced by Greenidge-owned miners and 42 were produced through our datacenter hosting. Greenidge’s hash rate in May was approximately 2.34 EH/s, with 0.63 EH/s from Greenidge-owned miners and 1.71 EH/s from our datacenter hosting. Greenidge’s hash rate decreased in May as a result of removing its miners from hosting facilities and redeploying the miners to a combination of more profitable sites owned and leased by Greenidge.

•June 2024: Greenidge produced approximately 40 bitcoin in June, of which 14 bitcoin were produced by Greenidge-owned miners and 26 were produced through our datacenter hosting. Greenidge’s hash rate in June was approximately 1.61 EH/s, with 0.56 EH/s from Greenidge-owned miners and 1.05 EH/s from our datacenter hosting. Greenidge’s hash rate decreased in June as a result of the planned outage at its power plant in Dresden, NY. The successful planned outage will help ensure that its best-in-class uptime at the power plant continues.

•July 2024: Greenidge produced approximately 58 bitcoin in July, of which 19 bitcoin were produced by Greenidge-owned miners and 39 bitcoin were produced through our datacenter hosting. Greenidge’s hash rate in July was approximately 2.37 EH/s, with 0.77 EH/s from Greenidge-owned miners and 1.60 EH/s from our datacenter hosting. Over the month of July, 2,400 bitcoin miners from Greenidge’s fleet were deployed at its Mississipi site, Greenidge expects its hash rate to further increase in August as a result of deploying its first shipment of S21 Pro miners in the coming weeks and ongoing improvements to its hydro operations.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the period ended March 31, 2023, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts:

Investors

Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media

Longacre Square Partners
Kate Sylvester / Liz Shoemaker, 646-386-0091
greenidge@longacresquare.com

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